EXHIBIT (b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit U.S. Government Securities Fund, Inc., do hereby certify, to such officer’s knowledge, that the report on Form N-CSRS of Sit U.S. Government Securities Fund, Inc., for the period ended September 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of Sit U.S. Government Securities Fund, Inc. for the stated periods.

Sit U.S. Government Securities Fund, Inc.	Sit U.S. Government Securities Fund, Inc.

/s/Roger J. Sit	/s/Paul E. Rasmussen
Roger J. Sit	Paul E. Rasmussen
Chairman and President	VP, Treasurer, CCO & Secretary
Principal Executive Officer	Principal Financial Officer

Dated: November 21, 2025

A signed original of this written statement required by Section 906 has been provided by Sit U.S. Government Securities Fund, Inc. and will be retained by Sit U.S. Government Securities Fund, Inc. and furnished to the SEC or its staff upon request.